UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2011
TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10545 (Commission File Number)	13-3355897 (IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     As previously announced, on June 12, 2011, Transatlantic Holdings, Inc., a Delaware corporation (“Transatlantic”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Allied World Assurance Company Holdings, AG, a Swiss stock corporation (“Allied World”), and GO Sub, LLC, a newly formed Delaware limited liability company and a wholly-owned subsidiary of Allied World, providing for a “merger of equals” business combination of Transatlantic and Allied World. In accordance with the terms of the Merger Agreement, Transatlantic will be permitted to pay dividends on shares of Transatlantic common stock in the ordinary course consistent with past practice, and Allied World will be permitted to pay its ordinary course dividend on Allied World common shares, in the amount of $1.50 per share and payable in quarterly installments of $0.375.
     Transatlantic has previously declared a quarterly cash dividend of $0.21 per share on Transatlantic’s common stock, payable June 17, 2011, to stockholders of record on June 3, 2011, and a quarterly cash dividend of $0.22 per share on Transatlantic’s common stock, payable September 16, 2011, to stockholders of record on September 2, 2011. The declaration and payment of any additional future dividends by Transatlantic will depend upon many factors, including Transatlantic’s consolidated earnings, financial condition and business needs, capital and surplus requirements of Transatlantic’s operating subsidiaries, regulatory considerations, the timing of the closing of the transaction with Allied World, and other factors.
     At its 2011 Annual Shareholder Meeting, Allied World’s shareholders approved a proposal to pay dividends in the form of a distribution by way of par value reductions. The aggregate reduction amount will be paid to Allied World shareholders in quarterly installments of $0.375 per share. Allied World will distribute the first of these dividends on August 5, 2011 to shareholders of record on July 27, 2011 and expects to distribute additional dividends in October 2011, January 2012 and April 2012. Any declaration and payment of dividends by Allied World will depend upon Allied World’s results of operations, financial condition, and cash requirements, and will be subject to Swiss law and other related factors described in Allied World’s Proxy Statement for its 2011 Annual Shareholder Meeting.
Additional Information about the Proposed Merger and Where to Find It
This communication relates to a proposed merger between Transatlantic and Allied World that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risk. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their shareholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Participants in the Solicitation
Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Transatlantic’s and Allied World’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Transatlantic’s and Allied World’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Transatlantic and Allied World and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, uncertainties relating to economic conditions, financial and credit market conditions, cyclical industry conditions, credit quality, government, regulatory and accounting policies, volatile and unpredictable developments (including natural and man-made catastrophes), the legal environment, legal and regulatory proceedings, failures of pricing models to accurately assess risks, the reserving process, the competitive environment in which Transatlantic and Allied World operate, interest rate and foreign currency exchange rate fluctuations and the uncertainties inherent in international operations.
Transatlantic and Allied World caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Transatlantic’s and Allied World’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Transatlantic, Allied World, the proposed transaction or other matters and attributable to Transatlantic or Allied World or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Transatlantic nor Allied World undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: June 15, 2011

4